SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15 (d) of Securities Exchange Act

                                  June 8, 2005

                                 Date of Report
                        (Date of Earliest Event Reported)

                           DRAGON GOLD RESOURCES, INC.
                     --------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    Nevada                      000-50541                        88-0507007
  -----------                ---------------                   --------------
 (State or other          (Commission File No.)          (IRS Employer I.D. No.)
  Jurisdiction)

         Regents Place, 338 Euston Road, London, United Kingdom NW1 3BT
                    (Address of Principal Executive Offices)

                                (44) 207-416-4920
                         (Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) uner the Exchange Act (17 CFR 240.14d-2(b)).

ITEM 2.01         COMPLETION OF ACQUISITION OF ASSETS

On June 2, 2005, Dragon Gold Resources, Inc. (the "Company"), entered into an Exploration License Transfer Agreement (the "Agreement"). Subject to the Agreement the Company acquired two mining claims in the Taragt subprovince of the Uvurkhangai Province of Mongolia. The claims were sold by Mine Info, Ltd. for a purchase price of US$19,000. The claims are registered at the Office of the Geological and Mining Cadaster (OGMC) of the Mineral Resources Authority of Mongolia.

EXHIBITS

10.1     Exploration License Transfer Agreement



                                    SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: June 8, 2005                          Dragon Gold Resources, Inc.



                                             By:/s/ Johannes Petersen
                                             Chief Executive Officer